                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[236,669,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCA



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                                AUGUST [18], 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------


                                   TERM SHEET
                                 AUGUST 18, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCA
                          $[236,669,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                     EXPECTED   STATED
                                        WAL (YRS) PAYMENT WINDOW                      FINAL     FINAL
                APPROX                  (CALL(4)/    (CALL(4)/   PAYMENT  INTEREST   MATURITY  MATURITY       EXPECTED RATINGS
   CLASS       SIZE ($)       COUPON    MATURITY)    MATURITY)    DELAY   ACCRUAL       (4)       (5)     (FITCH/MOODY'S/S&P/DBRS)
CLASS A       170,100,000  LIBOR + [ ]  1.17/1.17    1-35/1-35      0    Actual/360  Jul-2008  Feb-2036       AAA/Aaa/AAA/AAA
                             (1),(2)

CLASS M-1     26,065,000   LIBOR + [ ]  5.42/6.61  35-75/35-168     0    Actual/360  Nov-2011  Feb-2036       AA/[Aa2]/[AA]/AA
                             (1),(3)

CLASS M-2     17,377,000   LIBOR + [ ]  4.85/5.32  46-75/46-146     0    Actual/360  Nov-2011  Feb-2036     A+/[A2]/[A]/A (High)
                             (1),(3)

CLASS B-1     10,524,000  Fixed (1),(3) 4.55/4.99  43-75/43-136     24     30/360    Nov-2011  Feb-2036   A-/[Baa1]/[BBB+]/A (Low)
CLASS B-2      4,038,000  Fixed (1),(3) 4.46/4.88  42-75/42-127     24     30/360    Nov-2011  Feb-2036 BBB+/[Baa2]/[BBB]/BBB (High)
CLASS B-3      3,915,000  Fixed (1),(3) 4.42/4.83  41-75/41-123     24     30/360    Nov-2011  Feb-2036    BBB/[Baa3]/[BBB-]/BBB
CLASS B-4      4,650,000  Fixed (1),(3) 4.39/4.77  40-75/40-118     24     30/360    Nov-2011  Feb-2036  BBB-/[Ba1]/[BB+]/BBB (Low)
CLASS B-5(6)   3,671,000  Fixed (1),(3) 4.36/4.70  39-75/39-111     24     30/360    Nov-2011  Feb-2036   BB+/[Ba2]/[BB]/BB (High)

      1)    Subject to the Available Funds Cap.
      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin.
      3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1 and Class M-2 Certificates will increase to 1.5x its respective margin, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates pass-through rate will increase by 0.50%.
      4) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.
      5)    Latest maturity date for any mortgage loan plus one year.
      6) The Class B-5 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-5 Certificates is provided to assist your understanding of the other Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659    scott_soltas@ml.com
Charles Sorrentino            212-449-3659    charles_sorrentino@ml.com
Colin Sheen                   212-449-3659    colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752    matthew_whalen@ml.com
Tim Loughlin                  212-449-1646    Timothy_loughlin@ml.com
Paul Park                     212-449-6380    paul_park@ml.com
Tom Saywell                   212-449-2122    tom_saywell@ml.com
Alan Chan                     212-449-8140    alan_chan@ml.com
Fred Hubert                   212-449-5071    fred_hubert@ml.com
Alice Chu                     212-449-1701    alice_chu@ml.com
Sonia Lee                     212-449-5067    sonia_lee@ml.com
Keith Singletary              212-449-9431    keith_singletary@ml.com
Calvin Look                   212-449-5029    calvin_look@ml.com
Yimin Ge                      212-449-9401    yimin_ge@ml.com
Hoi Yee Leung                 212-449-6836    Hoiyee_leung@ml.com


MOODY'S
Gulmira Karaguishiyeva        201-395-6354    gulmira.karaguishiyeva@moodys.com

FITCH
Ben Katzburg                  212-908-0261    ben.katzbug@fitchratings.com

STANDARD & POOR'S
David Glehan                  212-438-7324    david_glehan@standardandpoors.com

DOMINION BOND RATING SERVICE
Quincy Tang                   212-635-3410    qtang@dbrs.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES       Merrill Lynch Mortgage Investors, Inc., Mortgage
                            Loan Asset-Backed Certificates Series 2005-NCA,
                            consisting of:
                            Class A Certificates,
                            Class M-1 and Class M-2 Certificates
                            (collectively, the "Class M Certificates"),
                            and Class B-1, Class B-2, Class B-3,
                            Class B-4 and Class B-5 Certificates
                            (collectively, the "Class B Certificates")
                            The Class A Certificates, the Class M Certificates
                            and the Class B Certificates (other than the
                            Class B-5 Certificates) are collectively known as
                            the "Offered Certificates". The Class M and Class B
                            Certificates are collectively known as the
                            "Subordinate Certificates".

UNDERWRITER                 Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                   Merrill Lynch Mortgage Investors, Inc.

SELLER                      Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                  New Century

SERVICER                    Wilshire Credit Corporation

TRUSTEE                     Deutsche Bank, NA

CUT-OFF DATE                August 1, 2005

PRICING DATE                On or about August [19], 2005

CLOSING DATE                On or about August [30], 2005

DISTRIBUTION DATES          Distribution of principal and interest on the
                            Certificates will be made on the 25th day of each
                            month or, if such day is not a business day, on the
                            first business day thereafter, commencing in
                            September 2005.

ERISA CONSIDERATIONS        The Offered Certificates will be ERISA eligible as
                            of the Closing Date. However, investors should
                            consult with their counsel with respect to the
                            consequences under ERISA and the Internal Revenue
                            Code of an ERISA Plan's acquisition and ownership of
                            such Offered Certificates.

LEGAL INVESTMENT            The Offered Certificates will not constitute
                            "mortgage-related securities" for the purposes of
                            SMMEA.

TAX STATUS                  For federal income tax purposes, the Trust Fund will
                            include one or more segregated asset pools, with
                            respect to which elections will be made to treat
                            each as a "real estate mortgage investment conduit"
                            ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

OPTIONAL TERMINATION        The Trustee will be required to effect an auction of
                            the assets of the Trust Fund when the aggregate
                            stated principal balance of the Mortgage Loans is
                            less than or equal to 10% of the aggregate stated
                            principal balance of the Mortgage Loans as of the
                            Cut-Off Date. The auction will be effected via a
                            solicitation of bids from at least three bidders.
                            Any such auction will result in the termination of
                            the Trust Fund only if the highest bid received is
                            at least equal to the sum of (i) the aggregate
                            outstanding principal balance of the Mortgage Loans,
                            plus accrued interest thereon, (ii) any unreimbursed
                            out-of-pocket costs and expenses and the principal
                            portion of Advances, in each case previously
                            incurred by the Servicer in the performance of its
                            servicing obligations, (iii) certain amounts
                            described in the Prospectus Supplement, and (iv) the
                            costs incurred by the Trustee in connection with
                            such auction.

MORTGAGE LOANS              As of the Cut-Off Date, the mortgage pool will
                            consist of fixed rate, fully amortizing and balloon,
                            second lien residential mortgage loans ("Mortgage
                            Loans") serviced by Wilshire Credit Corporation. The
                            information described herein is based on a pool of
                            Mortgage Loans having an aggregate scheduled
                            principal balance of approximately $244,749,252, as
                            of the Cut-Off Date.

TOTAL DEAL SIZE             Approximately $[236,669,000]

ADMINISTRATIVE FEES         The Servicer will be paid fees aggregating 50 bps
                            per annum (payable monthly) on the stated principal
                            balance of the Mortgage Loans. The Trustee will be
                            paid fees aggregating 2 bps, if applicable, per
                            annum (payable monthly) on the stated principal
                            balance of the Mortgage Loans.

CREDIT ENHANCEMENTS         1. Excess interest
                            2. Over-Collateralization
                            3. Subordination

EXCESS INTEREST             Excess interest cashflow will be available as credit
                            enhancement.

OVER-COLLATERALIZATION      The over-collateralization ("O/C") amount is equal
                            to the excess of the aggregate principal balance of
                            the Mortgage Loans over the aggregate principal
                            balance of the Certificates. On the Closing Date,
                            the over-collateralization amount will equal
                            approximately 1.80% of the aggregate principal
                            balance of the Mortgage Loans as of the Cut-Off
                            Date. On each distribution date, the trust fund will
                            apply some or all of the Excess Interest as
                            principal payments on the Class A Certificates.

                            Initial: Approximately 1.80% of the aggregate
                                     principal balance of the Mortgage Loans as of the Cut-Off Date
                            Target: 6.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date
                                     (12.50% of current mortgage balance after stepdown)
                            Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                  (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

SUBORDINATION(1):             CLASSES       RATING (F/M/S/D)       SUBORDINATION
                              -------       ----------------       -------------
                              Class A        AAA/Aaa/AAA/AAA           34.95%
                             Class M-1      AA/[Aa2]/[AA]/AA           24.30%
                             Class M-2    A+/[A2]/[A]/A (High)         17.20%
                             Class B-1  A-/[Baa1]/[BBB+]/A (Low)       12.90%
                             Class B-2 BBB+/[Baa2]/[BBB]/BBB (High)    11.25%
                             Class B-3    BBB/[Baa3]/[BBB-]/BBB        9.65%
                             Class B-4 BBB-/[Ba1]/[BB+]/BBB (Low)      7.75%
                             Class B-5  BB+/[Ba2]/[BB]/BB (High)       6.25%

CLASS SIZES:                  CLASSES       RATING (F/M/S/D)        CLASS SIZES
                              -------       ----------------        -----------
                              Class A        AAA/Aaa/AAA/AAA           69.50%
                             Class M-1      AA/[Aa2]/[AA]/AA           10.65%
                             Class M-2    A+/[A2]/[A]/A (High)         7.10%
                             Class B-1  A-/[Baa1]/[BBB+]/A (Low)       4.30%
                             Class B-2 BBB+/[Baa2]/[BBB]/BBB (High)    1.65%
                             Class B-3    BBB/[Baa3]/[BBB-]/BBB        1.60%
                             Class B-4 BBB-/[Ba1]/[BB+]/BBB (Low)      1.90%
                             Class B-5  BB+/[Ba2]/[BB]/BB (High)       1.50%

INTEREST ACCRUAL            Interest on the Class A Certificates and Class M
                            Certificates will initially accrue from the Closing
                            Date to (but excluding) the first Distribution Date,
                            and thereafter, from the prior Distribution Date to
                            (but excluding) the current Distribution Date, on an
                            actual/360 basis. Interest on the Class B
                            Certificates will accrue in respect of a
                            Distribution Date from and including the first day
                            of the calendar month preceding that Distribution
                            Date up to and including the last day of such month,
                            on a 30/360 basis beginning August 1, 2005.

COUPON STEP UP              If the 10% optional termination does not occur prior
                            to the first distribution date on which it is
                            possible, (i) the margin on the Class A Certificates
                            will increase to 2x its respective margin, and (ii)
                            the margin on each of the Class M will increase to
                            1.5x its respective margin, and (iii) coupon on each
                            Class B Certificates will increase by 50 bps.

AVAILABLE FUNDS CAP         The pass-through rates of the Certificates will be
                            subject to the "Available Funds Cap" which is a per
                            annum rate equal to 12 times the quotient of (x) the
                            total scheduled interest on the mortgage loans based
                            on the net mortgage rates in effect on the related
                            due date, divided by (y) the aggregate principal
                            balance of the Certificates as of the first day of
                            the applicable accrual period, and for Class A
                            Certificates and Class M Certificates, multiplied by
                            30 and divided by the actual number of days in the
                            related accrual period. Reimbursement for shortfalls
                            arising as a result of the application of the
                            Available Funds Cap will be paid only on a
                            subordinated basis. "Net Mortgage Rate" means, with
                            respect to any mortgage loan the mortgage rate less
                            the administrative fees.

(1) The subordination includes the target over-collateralization level of approximately 6.25%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

SHORTFALL REIMBURSEMENT     If on any Distribution Date the pass-through rate of
                            any Class is limited by the Available Funds Cap, the
                            excess of (i) the amount of interest such Class was
                            entitled to receive on such Distribution Date had
                            the applicable Pass-Through Rate not been subject to
                            the Available Funds Cap, over (ii) the amount of
                            interest such Class of Certificates was entitled to
                            receive on such Distribution Date based on the
                            Available Funds Cap, together with the aggregate of
                            such shortfalls from previous Distribution Dates
                            together (and accrued interest thereon at the
                            applicable pass-through rate, without giving effect
                            to the Available Funds Cap) will be carried over to
                            the next Distribution Date until paid (herein
                            referred to as "Carryover"). Such reimbursement will
                            be paid only on a subordinated basis. No such
                            Carryover with respect to a Class will be paid to
                            such Class once the Certificate principal balance
                            thereof has been reduced to zero.

CASHFLOW PRIORITY           1.     Servicing Fees and Trustee fees.
                            2.     Available interest funds, as follows: monthly
                                   interest, including any unpaid monthly
                                   interest from prior months, to the Class A
                                   Certificates; then monthly interest,
                                   including any unpaid monthly interest from
                                   prior months, to the Class M-1 Certificates,
                                   then to the Class M-2 Certificates, then to
                                   the Class B-1 Certificates, then to the Class
                                   B-2 Certificates, then to the Class B-3
                                   Certificates, then to the Class B-4
                                   Certificates, and then to the Class B-5
                                   Certificates.
                            3.     Available principal funds, as follows:
                                   monthly principal to the Class A Certificates
                                   as described under "PRINCIPAL PAYDOWN", then
                                   monthly principal to the Class M-1
                                   Certificates, then monthly principal to the
                                   Class M-2 Certificates, then monthly
                                   principal to the Class B-1 Certificates, then
                                   monthly principal to the Class B-2
                                   Certificates, then monthly principal to the
                                   Class B-3 Certificates, then monthly
                                   principal to the Class B-4 Certificates, and
                                   then monthly principal to the Class B-5
                                   Certificates, in each case as described under
                                   "PRINCIPAL PAYDOWN."
                            4.     Excess interest in the order as described
                                   under "PRINCIPAL PAYDOWN" if necessary to
                                   restore O/C to the required level.
                            5.     Excess interest to pay subordinate principal
                                   shortfalls.
                            6.     Excess interest to pay Carryover resulting
                                   from imposition of the Available Funds Cap.
                            7.     Any remaining amount will be paid in
                                   accordance with the Pooling and Servicing
                                   Agreement and will not be available for
                                   payment to holders of the Offered
                                   Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
      All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-3 Certificates, seventh to the Class B-4 Certificates, and eighth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A           69.90%*
CLASS M-1         48.60%*
CLASS M-2         34.40%*
CLASS B-1         25.80%*
CLASS B-2         22.50%*
CLASS B-3         19.30%*
CLASS B-4         15.50%*
CLASS B-5         12.50%*

 *includes targeted overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)     The Distribution Date is on or after the September 2008 Distribution
       Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)   A Trigger Event does not exist.

SUBORDINATE                 The first Distribution Date on which the Required
CLASS PRINCIPAL             Percentage (i.e., the sum of the outstanding
DISTRIBUTION                principal balance of the subordinate Certificates
DATE                        and the O/C amount divided by the aggregate stated
                            principal balance of the Mortgage Loans, as of the
                            end of the related due period) is greater than or
                            equal to the Senior Specified Enhancement Percentage
                            (including O/C), which is equal to two times the
                            initial AAA subordination percentage.
                            SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                            69.90%
                            or
                            (28.70%+6.25%)*2

TRIGGER EVENT               The situation that exists with respect to any
<Preliminary and            Distribution Date on or after the Stepdown Date, if
Subject to Revision>        (a) the quotient of (1) the aggregate Stated
                            Principal Balance of all Mortgage Loans 60 or more
                            days delinquent, measured on a rolling three month
                            basis (including Mortgage Loans in foreclosure and
                            REO Properties) and (2) the Stated Principal Balance
                            of all the Mortgage Loans as of the preceding
                            Servicer Remittance Date, equals or exceeds the
                            product of (i) [TBD] and (ii) the Required
                            Percentage or (b) the quotient (expressed as a
                            percentage) of (1) the aggregate Realized Losses
                            incurred from the Cut-Off Date through the last day
                            of the calendar month preceding such Distribution
                            Date and (2) the aggregate principal balance of the
                            Mortgage Loans as of the Cut-Off Date exceeds the
                            Required Loss Percentage shown below.

                            DISTRIBUTION DATE OCCURRING           REQUIRED LOSS PERCENTAGE
                            ---------------------------           ------------------------
                            September 2008 - August 2009          7.00% with respect to September 2008, plus an additional
                                                                  1/12th of 2.50% for each month thereafter

                            September 2009 - August 2010          9.50% with respect to September 2009, plus an additional
                                                                  1/12th of 1.75% for each month thereafter

                            September 2010 - August 2011          11.25% with respect to September 2010, plus an additional
                                                                  1/12th of 0.75% for each month thereafter

                            September 2011 - and thereafter       12.00%

                                  (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                  The Offered Certificates will be offered pursuant to
                            a Prospectus which includes a Prospectus Supplement
                            (together, the "Prospectus"). Complete information
                            with respect to the Offered Certificates and the
                            Mortgage Loans is contained in the Prospectus. The
                            foregoing is qualified in its entirety by the
                            information appearing in the Prospectus. To the
                            extent that the foregoing is inconsistent with the
                            Prospectus, the Prospectus shall govern in all
                            respects. Sales of the Offered Certificates may not
                            be consummated unless the purchaser has received the
                            Prospectus.

MORTGAGE LOAN TABLES        The following tables describe the mortgage loans and
                            the related mortgaged properties as of the close of
                            business on the Cut-Off Date. The sum of the columns
                            below may not equal the total indicated due to
                            rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-NCA
--------------------------------------------------------------------------------


MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                           $244,749,252
Aggregate Original Principal Balance                              $246,511,879
Number of Mortgage Loans                                             4,274


                                             MINIMUM                 MAXIMUM               AVERAGE (1)
                                             -------                 -------               -----------
Original Principal Balance                   $18,200                $165,000                $57,677
Outstanding Principal Balance                 $7,515                $164,448                $57,265

                                             MINIMUM                 MAXIMUM          WEIGHTED AVERAGE (2)
                                             -------                 -------          --------------------
Original Term (mos)                            180                     360                    325
Stated remaining Term (mos)                    167                     354                    316
Loan Age (mos)                                  5                       16                     8
Current Interest Rate                         6.000%                 13.050%                10.056%
Original Loan-to-Value                        75.38%                 100.00%                 99.93%
Credit Score (3)                               591                     814                    675

                                             EARLIEST                 LATEST
                                             --------                 ------
Maturity Date                              07/01/2019              02/01/2035

                                           PERCENT OF                                      PERCENT OF
LIEN POSITION                            MORTGAGE POOL       YEAR OF ORIGINATION         MORTGAGE POOL
2nd Lien                                            100.00%  2004                                    98.40%
                                                             2005                                     1.60%
OCCUPANCY

Primary                                              99.95%
Second Home                                           0.01%  LOAN PURPOSE

Investment                                            0.04%  Purchase                                89.30%
                                                             Refinance - Rate/Term                    1.80%
LOAN TYPE                                                    Refinance - Cashout                      8.90%
Fixed Rate                                          100.00%
                                                             PROPERTY TYPE

AMORTIZATION TYPE                                            Single Family                           67.94%
Fully Amortizing                                     99.96%  PUD                                     15.08%
Balloon                                               0.04%  Condominium                             10.36%
                                                             2-4 Family                               6.54%
                                                             Manufactured Housing                     0.08%





  (1) Sum of Principal Balance divided by total number of loans.
  (2) Weighted by Outstanding Principal Balance.
  (3) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-NCA
--------------------------------------------------------------------------------

MORTGAGE RATES

                                     NUMBER      AGGREGATE      PERCENT                 WEIGHTED     AVERAGE     WEIGHTED
                                       OF        PRINCIPAL         OF       WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                                    MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES              LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC
-----------------------              -----      -----------       ----       ------      -----     -----------     ---         ---
7.500% or less                         1          $69,007         0.03%       6.000%      650        $69,007      100.00%      0.00%
7.501% to 8.000%                       11         413,225         0.17        7.998       670         37,566      100.00      78.65
8.001% to 8.500%                       53        2,462,937        1.01        8.422       679         46,471       99.97      63.08
8.501% to 9.000%                      153        9,203,710        3.76        8.901       687         60,155       99.93      71.64
9.001% to 9.500%                      556        32,095,813      13.11        9.392       686         57,726       99.94      66.07
9.501% to 10.000%                    1,445       81,455,231      33.28        9.828       678         56,370       99.91      32.36
10.001% to 10.500%                   1,236       75,838,468      30.99       10.243       681         61,358       99.96      20.49
10.501% to 11.000%                    510        28,636,596      11.70       10.788       657         56,150       99.92      28.57
11.001% to 11.500%                    199        9,412,355        3.85       11.256       638         47,298       99.89      44.39
11.501% to 12.000%                     83        4,028,819        1.65       11.747       629         48,540       99.90      52.58
12.001% to 12.500%                     21         941,761         0.38       12.135       621         44,846       99.67      70.11
12.501% to 13.000%                     5          167,794         0.07       12.588       597         33,559      100.00     100.00
13.001% to 13.500%                     1           23,538         0.01       13.050       618         23,538      100.00     100.00
                                     -----     ------------     ------       ------       ---        -------      ------     ------
TOTAL:                               4,274     $244,749,252     100.00%      10.056%      675        $57,265       99.93%     35.51%
                                     =====     ============     ======       ======       ===        =======      ======     ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 13.050% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 10.056% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     NUMBER      AGGREGATE      PERCENT                 WEIGHTED     AVERAGE     WEIGHTED
                                       OF        PRINCIPAL         OF       WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
RANGE OF                            MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL
REMAINING TERMS (MONTHS)             LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV         DOC
------------------------             -----      -----------       ----       ------      -----     -----------     ---         ---
157 to 168                             7          $216,677        0.09%      10.487%      656        $30,954      100.00%     39.98%
169 to 180                             97        3,252,418        1.33       10.074       661         33,530       99.60      44.04
217 to 228                             72        2,272,764        0.93       10.479       643         31,566       99.76      72.68
229 to 240                           1,849       64,585,168      26.39       10.067       665         34,930       99.92      47.91
289 to 300                             1          106,161         0.04       10.000       667        106,161      100.00       0.00
337 to 348                             32        2,634,420        1.08       10.344       667         82,326       99.62      33.19
349 to 360                           2,216      171,681,645      70.15       10.041       680         77,474       99.95      30.24
                                     -----     ------------     ------       ------       ---        -------      -----       -----
TOTAL:                               4,274     $244,749,252     100.00%      10.056%      675        $57,265      99.93%      35.51%
                                     =====     ============     ======       ======       ===        =======      =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 167 months to 354 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 316 months.

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-NCA
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     NUMBER      AGGREGATE      PERCENT                 WEIGHTED     AVERAGE     WEIGHTED
                                       OF        PRINCIPAL        OF        WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE          MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL     FULL
LOAN PRINCIPAL BALANCES              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
-----------------------              -----      -----------      ----        ------      -----     -----------     ---         ---
$1 to $25,000                         403       $9,006,610       3.68%      10.159%       653        $22,349      99.96%      60.83%
$25,001 to $50,000                   1,624      57,958,192       23.68       10.054       664         35,689      99.92       48.69
$50,001 to $75,000                   1,125      69,634,150       28.45       10.071       677         61,897      99.93       32.20
$75,001 to $100,000                   759       65,579,763       26.79       10.077       680         86,403      99.96       27.14
$100,001 to $125,000                  269       29,828,576       12.19       10.006       683        110,887      99.87       29.71
$125,001 to $150,000                   86       11,482,279        4.69        9.960       688        133,515      99.97       30.30
$150,001 to $175,000                   8         1,259,682        0.51        9.515       686        157,460      99.99       50.80
                                     -----     ------------     ------       ------       ---        -------      -----       -----
TOTAL:                               4,274     $244,749,252     100.00%      10.056%      675        $57,265      99.93%      35.51%
                                     =====     ============     ======       ======       ===        =======      =====       =====




As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $7,515 to approximately $164,448 and the average outstanding principal balance of the Mortgage Loans was approximately $57,265.

  PRODUCT TYPES

                                     NUMBER      AGGREGATE      PERCENT                 WEIGHTED     AVERAGE     WEIGHTED
                                       OF        PRINCIPAL        OF        WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                                    MORTGAGE      BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE     ORIGINAL     FULL
PRODUCT TYPES                        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
-------------                        -----      -----------      ----        ------      -----     -----------     ---         ---
Balloon Loans                          1         $102,252         0.04%      11.350%      591       $102,252      99.61%     100.00%
15 Year Fixed Loans                   104        3,469,095        1.42       10.100       661         33,357      99.62       43.79
20 Year Fixed Loans                  1,920      66,755,679       27.28       10.079       664         34,769      99.93       48.67
25 Year Fixed Loans                    1          106,161         0.04       10.000       667        106,161     100.00        0.00
30 Year Fixed Loans                  2,248      174,316,065      71.22       10.045       680         77,543      99.94       30.28
                                     -----     ------------     ------       ------       ---        -------      -----       -----
TOTAL:                               4,274     $244,749,252     100.00%      10.056%      675        $57,265      99.93%      35.51%
                                     =====     ============     ======       ======       ===        =======      =====       =====

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-NCA
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    NUMBER      AGGREGATE       PERCENT                 WEIGHTED   AVERAGE       WEIGHTED
                                    OF          PRINCIPAL       OF          WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                                    MORTGAGE    BALANCE         MORTGAGE    AVERAGE     CREDIT     BALANCE       ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION             LOANS       OUTSTANDING     POOL        COUPON      SCORE      OUTSTANDING   LTV         DOC
-----------------------             -----       -----------     ----        ------      -----      -----------   ---         ---
Alabama                                    4       $117,739       0.05%      10.837%       658         $29,435    100.00%     50.56%
Alaska                                    15        680,873        0.28       10.527       661          45,392      99.72      66.11
Arizona                                  192      7,422,090        3.03        9.985       655          38,657      99.94      47.60
Arkansas                                  11        287,609        0.12       10.566       630          26,146     100.00      89.50
California                             1,695    129,322,754       52.84        9.998       683          76,297      99.96      28.35
Colorado                                 128      5,125,396        2.09       10.070       664          40,042      99.80      53.56
Connecticut                               35      1,711,745        0.70       10.271       671          48,907     100.00      20.88
Delaware                                   3        110,782        0.05       10.451       629          36,927     100.00     100.00
District of Columbia                       8        362,642        0.15        9.893       669          45,330     100.00      85.18
Florida                                  226      9,617,297        3.93       10.218       670          42,554      99.98      44.65
Georgia                                   42      1,644,377        0.67       11.150       658          39,152      99.84      48.24
Hawaii                                   112      7,178,809        2.93        9.932       685          64,097      99.89      41.57
Idaho                                     38      1,244,639        0.51       10.123       646          32,754      99.73      59.19
Illinois                                  90      4,225,718        1.73       10.562       669          46,952      99.89      50.74
Indiana                                   28        907,244        0.37       10.261       651          32,402     100.00      74.53
Iowa                                       8        219,067        0.09       11.188       634          27,383      99.52      67.64
Kentucky                                   9        279,127        0.11       10.165       678          31,014      99.41      53.22
Louisiana                                  6        222,977        0.09       10.217       632          37,163     100.00      33.27
Maine                                     11        449,370        0.18       10.501       673          40,852     100.00      17.39
Maryland                                  49      2,843,047        1.16       10.330       667          58,021     100.00      49.87
Massachusetts                            117      6,842,036        2.80       10.310       684          58,479     100.00      23.38
Michigan                                  62      2,189,215        0.89       10.204       673          35,310      99.93      40.57
Minnesota                                113      5,283,260        2.16        9.561       654          46,755      99.87      43.53
Mississippi                                9        265,371        0.11       10.072       640          29,486     100.00      53.05
Missouri                                  22        679,854        0.28       10.299       651          30,902     100.00      67.23
Montana                                   13        504,388        0.21       10.519       668          38,799     100.00      29.42
Nebraska                                   8        207,774        0.08       10.320       665          25,972     100.00      49.35
Nevada                                   112      6,354,037        2.60       10.239       661          56,732      99.62      32.65
New Hampshire                             12        595,053        0.24       10.166       678          49,588     100.00      56.02
New Jersey                                84      5,335,960        2.18       10.305       681          63,523      99.81      22.45
New Mexico                                23        821,829        0.34       10.876       653          35,732      99.98      57.02
New York                                  88      6,553,625        2.68       10.377       691          74,473     100.00      27.06
North Carolina                            23        726,280        0.30       10.978       639          31,577     100.00      72.05
North Dakota                               6        158,958        0.06       10.148       655          26,493     100.00      87.55
Oklahoma                                  16        484,251        0.20       10.307       676          30,266     100.00      49.16
Oregon                                    92      3,347,697        1.37       10.029       657          36,388      99.74      55.59
Pennsylvania                              28      1,098,201        0.45       10.512       658          39,221     100.00      36.04
Rhode Island                              23      1,157,441        0.47       10.445       673          50,324     100.00      46.45
South Carolina                            15        551,344        0.23       10.782       645          36,756      99.36      58.89
South Dakota                               1         26,929        0.01        9.500       664          26,929     100.00       0.00
Tennessee                                 81      2,713,017        1.11        8.574       647          33,494      99.97      52.43
Texas                                    310     10,081,186        4.12        9.768       653          32,520      99.98      50.74
Utah                                      39      1,600,831        0.65       10.047       659          41,047      99.81      44.48
Virginia                                  37      2,539,948        1.04       10.187       661          68,647      99.92      39.58
Washington                               210     10,000,345        4.09       10.046       663          47,621      99.90      48.16
Wisconsin                                 17        546,148        0.22       10.463       666          32,126     100.00      57.29
Wyoming                                    3        110,972        0.05       10.673       645          36,991     100.00      28.97
                                       -----   ------------     ------       ------        ---         -------     -----      -----
TOTAL:                                 4,274   $244,749,252     100.00%      10.056%       675         $57,265     99.93%     35.51%
                                       =====   ============     ======       ======        ===         =======     =====      =====

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF COMBINED                 MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
ORIGINAL LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
75.01% to 80.00%                     1         $53,478       0.02%      10.000%     598        $53,478      75.38%     100.00%
85.01% to 90.00%                     2         103,869        0.04      10.043      671         51,934       88.71      38.68
90.01% to 95.00%                     21       1,283,038       0.52      10.157      665         61,097       94.25      58.03
95.01% to 100.00%                  4,250     243,308,867     99.41      10.055      675         57,249       99.98      35.37
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%

As of the Cut-off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 75.38% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.93%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.98%.

LOAN PURPOSE

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
LOAN PURPOSE                       LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV          DOC
Purchase                           3,745     $218,554,908    89.30%     10.060%     677        $58,359      99.97%       32.81%
Refinance - Cashout                 445       21,782,534      8.90      10.030      657         48,950       99.60        56.61
Refinance - Rate Term                84       4,411,809       1.80       9.990      657         52,522       99.52        64.67
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%       35.51%




PROPERTY TYPE

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL
PROPERTY TYPE                      LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV          DOC
Single Family Residence            2,888     $166,291,925    67.94%     10.051%     675        $57,580      99.93%       34.26%
Planned Unit Development            675       36,911,713     15.08      10.077      665         54,684       99.90        43.67
Condominium                         478       25,349,697     10.36       9.991      678         53,033       99.94        38.58
Two-to-Four Family                  229       15,998,341      6.54      10.157      692         69,862      100.00        24.78
Manufactured Housing                 4         197,576        0.08      10.655      663         49,394      100.00        34.08
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%       35.51%

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

DOCUMENTATION

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
DOCUMENTATION                      LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
Stated Income                      2,365     $147,071,334    60.09%     10.158%     688        $62,187      99.95%      0.00%
Full Documentation - 2 Years       1,326      63,313,554     25.87       9.964      652         47,748       99.91     100.00
Full Documentation - 1 Year         417       23,589,996      9.64       9.786      667         56,571       99.87     100.00
Limited Documentation               166       10,774,368      4.40       9.787      658         64,906       99.92      0.00
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%

OCCUPANCY

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY                          LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
Primary                            4,272     $244,622,648    99.95%     10.056%     675        $57,262      99.93%     35.52%
Investment                           1         102,386        0.04      10.100      704        102,386      100.00      0.00
Second Home                          1          24,218        0.01       9.800      664         24,218      100.00     100.00
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE                MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
(MONTHS)                           LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
5                                    1         $33,571       0.01%      9.900%      645        $33,571      100.00%    100.00%
6                                    97       5,024,988       2.05      10.659      663         51,804       99.90      51.80
7                                  1,154      71,715,204     29.30      10.224      672         62,145       99.93      39.51
8                                  1,114      63,684,205     26.02       9.975      676         57,167       99.96      31.21
9                                  1,269      70,504,663     28.81       9.938      678         55,559       99.93      34.73
10                                  419       22,469,541      9.18       9.902      678         53,627       99.98      34.72
11                                  109       6,193,221       2.53      10.064      684         56,819       99.77      18.60
12                                   44       1,886,370       0.77      10.527      669         42,872       99.99      30.99
13                                   37       1,838,064       0.75      10.681      637         49,677       99.16      53.85
14                                   20        830,573        0.34      10.255      655         41,529      100.00      60.31
15                                   9         537,558        0.22       9.327      672         59,729      100.00     100.00
16                                   1          31,295        0.01      10.150      739         31,295      100.00      0.00
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 8 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT               MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
PENALTY TERM                       LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
None                               1,327     $60,032,821     24.53%     10.291%     666        $45,240      99.90%     43.29%
12 Months                           118       9,109,018       3.72      10.340      689         77,195       99.94      25.20
24 Months                          2,047     129,941,102     53.09      10.025      678         63,479       99.95      33.30
30 Months                           782       45,666,311     18.66       9.777      676         58,397       99.91      33.62
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES             LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
591 to 600                          145       $5,203,928     2.13%      10.821%     595        $35,889      99.63%     98.51%
601 to 625                          420       19,379,612      7.92      10.451      615         46,142       99.87      91.57
626 to 650                          860       44,799,216     18.30      10.250      640         52,092       99.95      50.14
651 to 675                         1,113      66,216,933     27.06      10.021      664         59,494       99.95      27.69
676 to 700                          822       49,920,594     20.40       9.920      687         60,731       99.92      21.03
701 to 725                          452       28,936,511     11.82       9.864      712         64,019       99.94      20.76
726 to 750                          274       17,613,712      7.20       9.893      736         64,284       99.97      19.02
751 to 775                          135       8,935,878       3.65       9.845      761         66,192       99.99      26.21
776 to 800                           52       3,667,929       1.50       9.805      785         70,537       99.92      26.33
801 to 814                           1          74,938        0.03       9.750      814         74,938      100.00     100.00
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 591 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 675.


CREDIT GRADE

                                   NUMBER     AGGREGATE     PERCENT               WEIGHTED     AVERAGE     WEIGHTED
                                     OF       PRINCIPAL        OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                                  MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
CREDIT GRADE                       LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
AA                                 4,203     $241,596,401    98.71%     10.054%     676        $57,482      99.94%     34.74%
A+                                   70       3,099,373       1.27      10.170      642         44,277       99.94      94.19
B                                    1          53,478        0.02      10.000      598         53,478       75.38     100.00
TOTAL:                             4,274     $244,749,252   100.00%     10.056%     675        $57,265      99.93%     35.51%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS

                                                                                                           ORIGINAL
                                                                         ORIGINAL        REMAINING        MONTHS TO
                                  NET       ORIGINAL     REMAINING     AMORTIZATION     AMORTIZATION      PREPAYMENT
    CURRENT       MORTGAGE     MORTGAGE       TERM         TERM            TERM             TERM           PENALTY
  BALANCE ($)     RATE(%)       RATE(%)     (MONTHS)     (MONTHS)        (MONTHS)         (MONTHS)        EXPIRATION
    102,251.79     11.350       10.830        240           232            360              352               24
  1,621,999.07     10.163        9.643        180           172            180              172               0
    886,540.78     10.053        9.533        180           171            180              171               24
    960,555.02     10.036        9.516        180           171            180              171               36
 26,891,992.92     10.249        9.729        240           232            240              232               0
    814,648.81     10.440        9.920        240           232            240              232               12
 27,669,795.93     10.042        9.522        240           232            240              232               24
 11,379,241.79     9.742         9.222        240           231            240              231               36
    106,161.24     10.000        9.480        300           290            300              290               24
 31,518,829.28     10.333        9.813        360           352            360              352               0
  8,294,369.23     10.330        9.810        360           352            360              352               12
101,176,352.43     10.019        9.499        360           352            360              352               24
 33,326,513.74     9.781         9.261        360           351            360              351               36


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                      Avail       Avail                           Avail       Avail                           Avail       Avail
                      Funds       Funds                           Funds       Funds                           Funds       Funds
          Payment      Cap         Cap                Payment      Cap         Cap                Payment      Cap         Cap
Period      Date    (%)(1)(3)   (%)(2)(3)   Period      Date    (%)(1)(3)   (%)(2)(3)   Period     Date     (%)(1)(3)   (%)(2)(3)
------      ----    ---------   ---------   ------      ----    ---------   ---------   ------     ----     ---------   ---------
     1    9/25/05     11.205       9.711        26   10/25/07     11.014      11.014        51   11/25/09     10.546      10.898
     2   10/25/05      9.766       9.766        27   11/25/07     10.710      11.067        52   12/25/09     10.898      10.898
     3   11/25/05      9.503       9.820        28   12/25/07     11.123      11.123        53    1/25/10     10.546      10.898
     4   12/25/05      9.875       9.875        29    1/25/08     10.820      11.181        54    2/25/10     10.546      10.898
     5    1/25/06      9.613       9.933        30    2/25/08     10.879      11.241        55    3/25/10     11.676      10.898
     6    2/25/06      9.671       9.993        31    3/25/08     11.694      11.304        56    4/25/10     10.546      10.898
     7    3/25/06     10.775      10.056        32    4/25/08     11.003      11.370        57    5/25/10     10.898      10.898
     8    4/25/06      9.799      10.125        33    5/25/08     11.439      11.439        58    6/25/10     10.546      10.898
     9    5/25/06     10.194      10.194        34    6/25/08     11.139      11.511        59    7/25/10     10.898      10.898
    10    6/25/06      9.936      10.268        35    7/25/08     11.586      11.586        60    8/25/10     10.546      10.898
    11    7/25/06     10.343      10.343        36    8/25/08     11.288      11.664        61    9/25/10     10.546      10.898
    12    8/25/06     10.088      10.424        37    9/25/08     11.367      11.746        62   10/25/10     10.898      10.898
    13    9/25/06     10.142      10.480        38   10/25/08     11.390      11.390        63   11/25/10     10.546      10.898
    14   10/25/06     10.513      10.513        39   11/25/08     10.688      11.044        64   12/25/10     10.898      10.898
    15   11/25/06     10.206      10.546        40   12/25/08     10.898      10.898        65    1/25/11     10.546      10.898
    16   12/25/06     10.581      10.581        41    1/25/09     10.546      10.898        66    2/25/11     10.546      10.897
    17    1/25/07     10.275      10.617        42    2/25/09     10.546      10.898        67    3/25/11     11.676      10.897
    18    2/25/07     10.311      10.655        43    3/25/09     11.676      10.898        68    4/25/11     10.546      10.897
    19    3/25/07     11.458      10.694        44    4/25/09     10.546      10.898        69    5/25/11     10.897      10.897
    20    4/25/07     10.388      10.734        45    5/25/09     10.898      10.898        70    6/25/11     10.546      10.897
    21    5/25/07     10.776      10.776        46    6/25/09     10.546      10.898        71    7/25/11     10.897      10.897
    22    6/25/07     10.471      10.820        47    7/25/09     10.898      10.898        72    8/25/11     10.546      10.897
    23    7/25/07     10.866      10.866        48    8/25/09     10.546      10.898        73    9/25/11     10.546      10.897
    24    8/25/07     10.561      10.913        49    9/25/09     10.546      10.898        74   10/25/11     10.897      10.897
    25    9/25/07     10.609      10.962        50   10/25/09     10.898      10.898        75   11/25/11     10.546      10.897

(1) Available Funds Cap for the Class A Certificates and Class M Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Available Funds Cap for the Class B Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period

(3) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 3.6477%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                        DISCOUNT MARGIN TABLE (TO CALL)

                                   0%                 24%                 30%                 45%                60%
                                   CPR                CPR                 CPR                 CPR                CPR
                                 TO CALL            TO CALL             TO CALL             TO CALL            TO CALL
                               DISC MARGIN        DISC MARGIN         DISC MARGIN         DISC MARGIN        DISC MARGIN
                               -----------        -----------         -----------         -----------        -----------
CLASS A
              100.00000%           25                 25                  25                  25                  25

WAL FOR PRINC PMTS (YRS)          14.16              1.87                1.17                0.73                0.50
           MOD DUR (YRS)          10.13              1.73                1.13                0.71                0.50
        PRINCIPAL WINDOW      Sep05 - Jul33      Sep05 - Aug13       Sep05 - Jul08        Sep05 - May07      Sep05 - Oct06
CLASS M-1
              100.00000%           55                 55                  55                   55                 55

WAL FOR PRINC PMTS (YRS)          24.72              5.57                5.42                 2.04               1.36
           MOD DUR (YRS)          15.17              4.90                4.80                 1.94               1.31
        PRINCIPAL WINDOW      Jul24 - Jul33      Apr09 - Aug13       Jul08 - Nov11       May07 - Dec07       Oct06 - Mar07
CLASS M-2
              100.00000%           70                 70                  70                   70                 70

WAL FOR PRINC PMTS (YRS)          24.72              5.36                4.85                 2.62               1.73
           MOD DUR (YRS)          14.92              4.70                4.33                 2.46               1.65
        PRINCIPAL WINDOW      Jul24 - Jul33      Jan09 - Aug13       Jun09 - Nov11       Dec07 - Jul08       Mar07 - Jul07

                              YIELD TABLE (TO CALL)

                                   0%                 24%                 30%                 45%                60%
                                   CPR                CPR                 CPR                 CPR                CPR
                                 TO CALL            TO CALL             TO CALL             TO CALL            TO CALL
                                  YIELD              YIELD               YIELD               YIELD              YIELD
                                  -----              -----               -----               -----              -----
CLASS B-1
               99.99977%          5.97               5.91                5.90                 5.87               5.79

WAL FOR PRINC PMTS (YRS)          24.72              5.31                4.55                 3.60               2.08
           MOD DUR (YRS)          12.61              4.37                3.86                 3.16               1.90
        PRINCIPAL WINDOW      Jul24 - Jul33      Nov08 - Aug13       Mar09 - Nov11       Jul08 - Jun09       Jul07 - Nov07
CLASS B-2
               99.99943%          6.07               6.01                5.99                 5.98               5.91

WAL FOR PRINC PMTS (YRS)          24.72              5.30                4.46                 3.82               2.31
           MOD DUR (YRS)          12.48              4.35                3.78                 3.32               2.10
        PRINCIPAL WINDOW      Jul24 - Jul33      Nov08 - Aug13       Feb09 - Nov11       Jun09 - Jun09       Nov07 - Jan08
CLASS B-3
               99.99982%          6.57               6.51                6.49                 6.48               6.41

WAL FOR PRINC PMTS (YRS)          24.72              5.29                4.42                 3.82               2.45
           MOD DUR (YRS)          11.90              4.28                3.70                 3.28               2.20
        PRINCIPAL WINDOW      Jul24 - Jul33      Oct08 - Aug13       Jan09 - Nov11       Jun09 - Jun09       Jan08 - Feb08
CLASS B-4
               93.07919%          8.24               9.24                9.49                 9.70               10.67

WAL FOR PRINC PMTS (YRS)          24.72              5.29                4.39                 3.82               2.49
           MOD DUR (YRS)          10.40              4.03                3.50                 3.16               2.15
        PRINCIPAL WINDOW      Jul24 - Jul33      Oct08 - Aug13       Dec08 - Nov11       Jun09 - Jun09       Feb08 - Feb08
CLASS B-5
               86.89570%          8.91               10.96               11.49               11.96               13.88

WAL FOR PRINC PMTS (YRS)          24.72              5.29                4.36                 3.74               2.49
           MOD DUR (YRS)          9.95               3.93                3.40                 3.05               2.11
        PRINCIPAL WINDOW      Jul24 - Jul33      Oct08 - Aug13       Nov08 - Nov11       Apr09 - Jun09       Feb08 - Feb08


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                   0%                 24%                 30%                 45%                60%
                                   CPR                CPR                 CPR                 CPR                CPR
                               TO MATURITY        TO MATURITY         TO MATURITY         TO MATURITY        TO MATURITY
                               DISC MARGIN        DISC MARGIN         DISC MARGIN         DISC MARGIN        DISC MARGIN
                               -----------        -----------         -----------         -----------        -----------
CLASS A
              100.00000%           25                 26                  25                   25                 25

WAL FOR PRINC PMTS (YRS)          14.19              2.01                1.17                 0.73               0.50
           MOD DUR (YRS)          10.15              1.82                1.13                 0.71               0.50
        PRINCIPAL WINDOW      Sep05 - Dec34      Sep05 - Jan23       Sep05 - Jul08       Sep05 - May07       Sep05 - Oct06
CLASS M-1
              100.00000%           55                 57                  59                  55                  55

WAL FOR PRINC PMTS (YRS)          24.87               6.17                6.61                2.04                1.36
           MOD DUR (YRS)          15.21               5.28                5.63                1.94                1.31
        PRINCIPAL WINDOW      Jul24 - Nov34      Apr09 - Dec21       Jul08 - Aug19       May07 - Dec07       Oct06 - Mar07
CLASS M-2
              100.00000%           70                 73                  72                   70                 70

WAL FOR PRINC PMTS (YRS)          24.87              5.94                5.32                 2.62               1.73
           MOD DUR (YRS)          14.97              5.07                4.66                 2.46               1.65
        PRINCIPAL WINDOW      Jul24 - Nov34      Jan09 - Nov20       Jun09 - Oct17       Dec07 - Jul08       Mar07 - Jul07

                            YIELD TABLE (TO MATURITY)

                                   0%                 24%                 30%                  45%                60%
                                   CPR                CPR                 CPR                  CPR                CPR
                               TO MATURITY        TO MATURITY         TO MATURITY          TO MATURITY        TO MATURITY
                                  YIELD              YIELD               YIELD                YIELD              YIELD
                                  -----              -----               -----                -----              -----
CLASS B-1
               99.99977%          5.97               5.95                5.94                6.07                5.79

WAL FOR PRINC PMTS (YRS)          24.87              5.86                4.99                5.57                2.08
           MOD DUR (YRS)          12.63              4.67                4.13                4.55                1.90
        PRINCIPAL WINDOW      Jul24 - Oct34      Nov08 - Nov19       Mar09 - Dec16       Jul08 - Apr14        Jul07 - Nov07
CLASS B-2
               99.99943%          6.07               6.04                6.03               6.11                 5.91

WAL FOR PRINC PMTS (YRS)          24.87              5.82                4.88               4.95                 2.31
           MOD DUR (YRS)          12.51              4.64                4.04               4.16                 2.10
        PRINCIPAL WINDOW      Jul24 - Sep34      Nov08 - Dec18       Feb09 - Mar16       Mar10 - Feb12        Nov07 - Jan08
CLASS B-3
               99.99982%          6.57               6.54                6.53               6.56                 6.42

WAL FOR PRINC PMTS (YRS)          24.87              5.80                4.83               4.52                 2.47
           MOD DUR (YRS)          11.92              4.54                3.94               3.79                 2.21
        PRINCIPAL WINDOW      Jul24 - Sep34      Oct08 - Jul18       Jan09 - Nov15       Oct09 - Nov11        Jan08 - Mar08
CLASS B-4
               93.07919%          8.24               9.19                9.42               9.59                 10.52

WAL FOR PRINC PMTS (YRS)          24.86              5.76                4.77               4.19                 2.66
           MOD DUR (YRS)          10.41              4.23                3.69               3.41                 2.29
        PRINCIPAL WINDOW      Jul24 - Aug34      Oct08 - Jan18       Dec08 - Jun15       Jun09 - Aug11        Mar08 - Jun08
CLASS B-5
               86.89570%          8.91              10.84               11.33               11.80                13.13

WAL FOR PRINC PMTS (YRS)          24.86              5.71                4.70               3.95                 2.90
           MOD DUR (YRS)          9.96               4.09                3.55               3.18                 2.43
        PRINCIPAL WINDOW      Jul24 - Jul34      Oct08 - May17       Nov08 - Nov14       Apr09 - Apr11        Jun08 - Aug08


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.6477%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:

                              STATIC LIBOR      FORWARD LIBOR
                              -------------------------------
CLASS M-1       CDR Break           14.518%            13.772%
                Cum Loss             30.07%             28.89%
                              -------------------------------
CLASS M-2       CDR Break           10.615%             9.949%
                Cum Loss             23.54%             22.34%
                              -------------------------------
CLASS B-1       CDR Break            8.330%             7.814%
                Cum Loss             19.27%             18.26%
                              -------------------------------
CLASS B-2       CDR Break            7.508%             7.025%
                Cum Loss             17.65%             16.67%
                              -------------------------------
CLASS B-3       CDR Break            6.709%             6.255%
                Cum Loss             16.01%             15.06%
                              ===============================
CLASS B-4       CDR Break            5.812%             5.378%
                Cum Loss             14.12%             13.18%
                              ===============================
CLASS B-5       CDR Break            5.294%             4.866%
                Cum Loss             13.00%             12.05%
                              -------------------------------

                                 FORWARD LIBOR

                   [ONE MONTH LIBOR OVER 10 YEARS LINE GRAPH]


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-NCA
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 3.6477%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include:
(1) prepayment speed is 30% CPR, (2) no defaults and no losses:

             EXCESS SPREAD IN BPS     EXCESS SPREAD IN BPS
PERIOD          (STATIC LIBOR)          (FORWARD LIBOR)
------          --------------          ---------------
Avg yr1               571                      518
Avg yr2               607                      549
Avg yr3               631                      570
Avg yr4               598                      551
Avg yr5               604                      520

           EXCESS SPREAD                EXCESS SPREAD                    EXCESS                        EXCESS
              IN BPS        1 MONTH        IN BPS                    SPREAD IN BPS      1 MONTH     SPREAD IN BPS
              (STATIC       FORWARD       (FORWARD                      (STATIC         FORWARD       (FORWARD
PERIOD        LIBOR)         LIBOR         LIBOR)         PERIOD         LIBOR)          LIBOR         LIBOR)
------        ------         -----         ------         ------         ------          -----         ------
  1             593         3.6477%          593            39            578           4.2716%          540
  2             550         3.8861%          529            40            576           4.2536%          539
  3             542         3.9842%          511            41            575           4.2487%          536
  4             558         4.1373%          515            42            580           4.2559%          539
  5             551         4.2941%          492            43            611           4.2743%          573
  6             555         4.2929%          496            44            586           4.3099%          540
  7             594         4.3562%          536            45            600           4.3520%          550
  8             565         4.4076%          496            46            593           4.4112%          536
  9             582         4.3969%          515            47            607           4.4823%          544
  10            576         4.4601%          501            48            597           4.5629%          526
  11            593         4.4924%          517            49            597           4.6494%          519
  12            588         4.4242%          516            50            608           4.7203%          527
  13            592         4.3861%          525            51            597           4.7785%          510
  14            604         4.3583%          546            52            608           4.8188%          520
  15            594         4.3372%          536            53            598           4.8423%          505
  16            607         4.3245%          552            54            598           4.8517%          505
  17            598         4.3183%          542            55            630           4.8472%          546
  18            599         4.3181%          544            56            598           4.8270%          507
  19            633         4.3244%          583            57            609           4.7925%          523
  20            603         4.3396%          547            58            599           4.7425%          514
  21            615         4.3603%          560            59            610           4.6766%          532
  22            606         4.3874%          548            60            599           4.5938%          526
  23            619         4.4221%          560            61            599           4.5037%          533
  24            610         4.4646%          547            62            610           4.4341%          551
  25            612         4.5052%          547            63            599           4.3718%          543
  26            625         4.5407%          560            64            610           4.3213%          559
  27            617         4.5669%          549            65            599           4.2861%          549
  28            629         4.5831%          563            66            599           4.2614%          551
  29            622         4.5916%          554            67            631           4.2491%          589
  30            624         4.5908%          558            68            599           4.2503%          552
  31            646         4.5808%          585            69            610           4.2644%          563
  32            630         4.5632%          567            70            599           4.2904%          549
  33            642         4.5357%          584            71            610           4.3255%          559
  34            636         4.4989%          580            72            599           4.3771%          542
  35            648         4.4511%          598            73            599           4.4349%          538
  36            644         4.4008%          596            74            610           4.4851%          547
  37            648         4.3446%          606            75            599           4.5329%          530
  38            621         4.3005%          582            76            ***           4.5753%          ***


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.